- - - 1 A leading provider of specialty hydrocarbons, specialty waxes, and custom processing services for a broad array of end markets TRECORA  RESOURCES   ( N YSE : TREC ) MANAGEMENT PRESENTATION M A R C H 2 0 2 2

- - - 2 Forward Looking Statements Some of the statements and information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding the Company’s financial position, business strategy and plans and objectives of the Company’s management for future operations and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are often characterized by the use of words such as “outlook,” “may,” “will,” “can,” “shall,” “should,” “could,” “expects,” “plans,” “anticipates,” “contemplates,” “proposes,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” “intend,” or the negative of such terms and other comparable terminology, or by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that could cause the actual results, performance or our achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and factors include, but are not limited to the impacts of the COVID-19 pandemic on our business, financial results and financial condition and that of our customers, suppliers, and other counterparties; general economic and financial conditions domestically and internationally; insufficient cash flows from operating activities; our ability to attract and retain key employees; feedstock and product prices; feedstock availability and our ability to access third party transportation; competition; industry cycles; natural disasters or other severe weather events, health epidemics and pandemics (including the COVID-19 pandemic) and terrorist attacks; our ability to consummate, and the costs associated with, extraordinary transactions, including acquisitions, dispositions and other business combinations, and realize the financial and strategic goals of such transactions; technological developments and our ability to maintain, expand and upgrade our facilities; regulatory changes; environmental matters; lawsuits; outstanding debt and other financial and legal obligations; difficulties in obtaining additional financing on favorable conditions, or at all; local business risks in foreign countries, including civil unrest and military or political conflict, local regulatory and legal environments and foreign currency fluctuations; and other risks detailed in our latest Annual Report on Form 10-K, including, but not limited to, “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein and in our other filings with the Securities and Exchange Commission (the “SEC”). Many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic and other natural disasters such as severe weather events. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements. In addition, to the extent any inconsistency or conflict exists between the information included in this report and the information included in our prior releases, reports and other filings with the SEC, the information contained in this report updates and supersedes such information. Forward-looking statements are based on current plans, estimates, assumptions and projections, and, therefore, you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.

- - - 3 Non-GAAP Measures This presentation includes non-GAAP financial measures of EBITDA from continuing operations and Adjusted EBITDA from continuing operations and provide reconciliations from our most directly comparable GAAP financial measures to those measures We believe these financial measures provide users of our financial statements with supplemental information that may be useful in evaluating our operating performance. We also believe that such non-GAAP measures, when read in conjunction with our operating results presented under GAAP, can be used to better assess our performance from period to period and relative to performance of other companies in our industry, without regard to financing methods, historical cost basis or capital structure. These measures are not measures of financial performance or liquidity under GAAP and should be considered in addition to, and not as a substitute for, analysis of our results under GAAP. We define EBITDA from continuing operations as net income (loss) from continuing operations plus interest expense, income tax expense (benefit), and depreciation and amortization. We define Adjusted EBITDA from continuing operations as EBITDA from continuing operations net of the impact of items we do not consider indicative of our ongoing operating performance, including share-based compensation, gains or losses on disposal of assets, gains or losses on extinguishment of debt and costs for professional services associated with M&A and strategic initiatives. These non-GAAP measures have been reconciled to the nearest GAAP measure for historical periods in the tables below entitled “Reconciliation of Selected GAAP Measures to Non-GAAP Measures.” However, the Company is unable to reconcile its expectations regarding Adjusted EBITDA for the full year 2022 to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures.

- - - 4 Industry Leading Producer of Specialty Hydrocarbons, Circular PE Waxes and Custom Processing Solutions Market Leader Across Core Operations #1 High purity C5 producer in the US Top 2 In high-pressure hydrogenation and distillation Specialty Petrochemicals Specialty Waxes Custom Processing #2 High purity C6 producer in the US Company Highlights #1 Circular PE wax producer in the US Leadership position across its core markets due to superior quality and technical capabilities One of two domestic producers of high-purity pentane and hexane solvents Only US producer of high- performance, circular polyethylene waxes Unique custom processing capabilities in a strategic geographical location relative to raw material suppliers and key customers Advantageous market position in an industry with inelastic demand Significant capital invested to date yielding superior manufacturing capabilities Seasoned management team with proven value creation experience Control of supply chain logistics provides advantaged customer service position and contributes to end-to-end quality

- - - 5 Trecora Resources – Leading Company Specializing in High-Purity Hydrocarbons and Other Petrochemical Manufacturing $272.7mm 2021A Revenue ~71% Contracted Revenue $21.6mm 2021A Adj. EBITDA 9.0% 2021A Adj. EBITDA Margin 300+ Existing Customer Base ~15% International Revenue 5.1% ’21A – ’26E Revenue CAGR Key Statistics  Trecora Resources, based in Sugar Land, TX was founded in 1967 and specializes in high purity hydrocarbons and other petrochemical manufacturing  The Company’s main business activities are the manufacturing of various specialty petrochemical products and synthetic waxes and the provision of Custom Processing services  Trecora’s products are used in applications including polyethylene, poly-iso and expandable / extruded polystyrene  Risk profile mitigated by diversity of end markets, which include building and construction, packaging and consumer Business Overview 9.9% ’21A – ’26E EBITDA CAGR Contracted Revenue Breakdown Adj. EBITDA BreakdownRevenue by Application(1) SHR 88% TC 12% PE 27% EPS / XPS 16% PISO 16% Synthetic Rubber 7% Hot Melt Adhesives 7% Refining 4% Fuel 4% Distributor 3% Coatings 3% Renewables 2% Other 11% SHR Contracted 66% TC Contracted 5% SHR Non- Contracted 19% TC Non- Contracted 10% Note: Pie charts based on 2021A financials 1) Excludes sales from Aromatic Compounds (by-product).

- - - 6 Balanced Platform with Attractive Market Segmentation Specialty Petrochemicals Custom Processing Specialty Waxes Custom Processing Business Key Highlights Select Applications 2021A Revenue 2021A Adj. EBITDA $228.3 million $29.2 million$5.8 million $9.4 million $25.9mm / 11.1% margin $3.1mm / 8.1% margin  Superior logistical advantage underpinned by tailored customer interactions  Strategically located near raw materials suppliers and key customer base  Reputation for exacting quality and technical expertise  Dedicated assets available for Custom Processing  Significant feedstock cost advantage  High-pressure hydrogenation and polyol capacity are in short supply in the Gulf region  Close relationship with customers serving as extension of product line offering for large, multinational corporations Poly-iso Insulation EPS / XPS Insulation Hot Melt Adhesives Paints and CoatingsPolyethylene

- - - 7 Facility Highlights  South Hampton Resources is a petrochemical manufacturer in southeast Texas  Market leader in high-purity pentanes and hexanes  ~30 miles north of Beaumont and ~90 miles east of Houston  SHR dedicated truck fleet meets customer’s demand expectations; 16 drivers, 16 trucks  Located in the center of the industrial region in the Gulf Coast near Houston, Texas  Leading manufacturer and provider of specialty polyethylene waxes and Custom Processing solutions  Three primary areas of business, including Custom Processing / Tolling, PE wax and Proprietary Products Key Statistics 276 Railcars 151 Employees 13,000 barrels per day of fresh feed (air permits limit to 11,000) 4,000 barrels per day Advanced Reformer ~100 storage tanks with total capacity of ~294,000 barrels 28 acre Plant ~35 acres Total site area 86 Employees 40.6mm lbs. Capacity utilized as of YTD September 2021 50-60% Available capacity (product mix dependent) Facility Overview

- - - 8 Trecora’s Business Evolution & Transformation Supports Future Growth Specialty Petrochemical and Custom Processing Expansion Narrowed Strategic Focus Leverage Well Invested Infrastructure to Drive Growth Pre-2019 2019 – 2021 2022 & Beyond Acquired Trecora Chemical to diversify and broaden earnings base, including Custom Processing focus 2014 Commenced growth investment program driven by expectations of crude oil environment & asset replenishment 2015 Appointed Patrick Quarles as CEO and established new management team2019 Disciplined capital allocation / debt reduction driven by capex process & return thresholds – portfolio simplification 2020 Focus on execution including upgraded facility leadership and operational excellence principles 2020 Delivering the growth program by developing the right capabilities and aligning priorities 2022 Began reviewing strategy on resource / mining elements of the Company2017 Highlights Highlights Highlights  Narrowed strategic focus via sale of AMAK shares and sale of Pioche  Appointed Karen Twitchell as Chairman and refreshed Board of Directors  Implemented company management system – emphasizing safety, reliable operations & sustainability  Launched disciplined growth program defining value and complexity; upgraded and applied resources  Launched Odyssey logistics savings platform  Improved natural gasoline supply agreement and octane boost product line  Change in executive compensation metric tied to free cash flow performance  Capitalizing on advantageous domestic positioning by increasing prices at TC  Capturing 95% of new growth coming online in polyethylene, poly-iso and EPS / XPS applications Rolling out performance management system ensuring accountability and achievement of milestones 2022 Refocusing business to prioritize free cash flow2022  D Train and Advanced Reformer completed  Acquired BASF facility, or B Plant, to expand polyol and circular PE wax capabilities  Expanded Custom Processing capabilities, including hydrogenation and distillation, via significant investment in capital projects

- - - 9 Trecora Resources’ Products Play a Critical Link in the Value Chain Raw Materials Natural Gasoline Low molecular weight High Density Polyethylene (HDPE) offtake CustomersTrecora Products Circular Polyethylene Waxes Wax Lights, CPAO & Other Waxes Normal Pentane & Isopentane Normal Hexane & Isohexane Applications Polyethylene Polyolefin Catalysts Selected End Markets Aromatic Compounds Pr im e Pr od uc ts Paints Adhesives Polyurethane Inks PVC Lubricants Building & Construction Transportation & Mobility Consumer Poly-iso Cyclopentane EPS / XPS Life Sciences Packaging Trecora Provides Solutions to Customers Across a Variety of End Markets

- - - 10 – 50 100 150 200 250 2018 2019 2020 2021 Contracted 78% Contracted 33% Non-Contracted 22% Non- Contracted 67% 45% 29% 14% 12% Contracted Revenue(2)Longstanding Customer Relationships(1) Stable Prime Product Margin Profile Delivered Prime Product Indexed Cost Delivered Prime Product Indexed Average Selling Price  Strategic and collaborative customer relationships with executing on customized requirements  Trecora’s focus on customer service is demonstrated by its ability to retain both blue- chip and smaller customers, with many relationships lasting over two decades  Delivers a differentiated value proposition to ~300 customers  ~71% of revenue base is contracted  Trecora utilizes both formula and non- formula based pricing depending upon a customer’s requirements  SHR’s favorable contracted customer mix insulates prime product margins from Non-TET natural gasoline index price fluctuations  SHR pricing is set on a cost-plus basis (base raw materials plus adder); TC wax is based on FT wax alternative pricing; Custom Processing revenue falls through to bottom line 0-5 years 6-10 years 11-20 years 20+ years (1) Percentage based on customer tenure weighted by revenue contribution. (2) Contracted revenue adjusted for impact of one-time freeze addback. Entrenched Blue-Chip Customer Relationships with Contracted Revenue Visibility

- - - 11 Capturing Value of High-Quality Waxes New supplemental feedstock supply and expansion of new products can increase capacity beyond base plan Increase in quality, expansion of circularity and domestic supply puts Trecora in a position to enhance margin profile via price increases Strong demand for TC’s specialty wax products has led to sold out demand historically and on a projected basis ($ in millions)Annual Historical and Projected Volume and Price (2) Volume (mm lbs.) Unit Price (Indexed)(1) (1) Indexed based on 2018 unit price. (2) 2021A financials subject to revision following auditor review. Volume Stability 37.3 34.4 36.4 35.8 35.7 100.0 98.6 96.0 112.4 125.1 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 170.0 180.0 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 2018A 2019A 2020A 2021A 2022E

- - - 12 Sustainability Trends Impacting the Chemicals Industry Pentane-Related Regulatory Tailwinds North American Building & Construction Spend Fast growing building and construction markets supported by rising spending in the US on improvements / new housing Increasing penetration of insulation driven by green energy saving trends Attractive regulatory tailwinds underpinned by ongoing replacement of HFC’s with Pentanes Robust demand for sustainable and circular specialty chemicals Rising LLDPE packaging demand supportedby increasing use of shrink and stretch film packaging Favorable Secular Trends Select Application Trends Rising LLDPE Demand  Rising adoption of LLDPE in construction  Demand driven by high and increasing LLDPE penetration in the polymer market  Shift towards sustainable and circular specialty chemical products  HFC restrictions expected to increase pentane demand (applicable for refrigeration appliances)  Regulation to eliminate UFC-340 driving switch over to pentane / UFO blends  HC foam substitution opportunity for blowing agents used in polyurethane appliances Building Insulation  Increased adoption of insulation due to energy consumption awareness  Growth tied heavily to the commercial and residential construction industry  Poly-iso and EPS / XPS demand poised to benefit from secular building product trends  Applications include insulation in roofing and foundation construction Source: Advancy, Mordor Intelligence and Infiniti Research. Trecora is Levered to Several Compelling Secular Growth Trends

- - - 13 Megatrend – Growing Demand and Increased Importance of Insulation in the Building and Construction Industry ~5-6% ~6-7% ~5% Global Insulation Market US Insulation Market Foamed Plastic Insulation Market North American Insulation Growth Outpaces Construction Growth… (Growth shown relative to base of 100) …Supported by Insulation Market Tailwind Growth Polyiso (foil-faced) Closed Cell Spray Foam Polyiso (glass fiber-faced) Polyiso (unfaced) Extruded Polystyrene (XPS) Polyurethane Board Expanded Polystyrene (EPS) Cellulose blown (wall) Open Cell Spray Foam Cellulose blown (attic) Fiberglass blown (wall) Fiberglass (batt) Mineral Wool (batt) Minteral Wool blown (attic) Mineral Wool blown (wall) Fiberglass blown (attic) Where Trecora Impacts the Insulation Market 95 100 105 110 115 120 125 130 135 140 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Insulation Total Construction Insulation demand growth is outpacing the already fast-growing broader construction market, providing strong support for future demand of Trecora’s products EPS insulation is now the largest product segment (~25% of the market) and XPS has emerged as a superior product due to its environmental impact and performance capabilities Insulation Type R-value/in Projected Growth Rates Source: Advancy Research, US Department of Energy, GMInsights, Freedonia, Principia.

- - - 14 Strong Anticipated Growth Underpinned by Robust Demand for Sustainable Materials Sustainable Product Description Status Production Scale Industry CAGR Renewable Aviation Fuel  Producing and supplying renewable aviation fuel inputs for a North American renewable chemicals and biofuels company Commercial Pilot Potential to expand volumes at Trecora location 67.2% Renewable Diesel  Developing inputs for renewable diesel production for a third party Custom Processing project Definition ~1,500 barrels per day 21.3% Renewable Products  Producing and supplying renewable products for a sustainable technology company focused on producing cost-competitive renewable chemicals from non-food biomass Commercial Pilot 9.3% Terpenes  Producing and supplying pine-based chemicals for a third party specialty chemical company Commercial Railcar Quantities Organic growth potential 14.2% Flare Gas Mitigation  Wax produced from flare gas capture / mitigation at the well heads used to manufacture FT wax products Commercial Trial Truckload Quantities Potential to expand to large quantities as there is expansion in flare gas mitigation 7.7% PE Circular Waxes  Producing and supplying circular PE waxes based on recovery of low molecular weight polymer from PE resin production Commercial Current Production 3.0% Source: Expresswire, Mordor Intelligence and Technavio.

- - - 15 Ongoing Margin Enhancement and Process Optimization Initiatives Incremental EBITDA Growth(1)Initiative Description Third Party Logistics Utilization Process Yield and Energy Improvement SHR Feed Supply Improvement Recent Historical Initiatives  Advanced process control drives optimized performance on two train pentane distillation towers  Optimized energy use of pentane distillation towers  Utilized third party to outsource loading/unloading personnel  Improved pricing and shortfall fee improvements  Odyssey Logistics price optimization, use of in-house rescue team, transition to rope access, Aromax optimization and use of rental equipment ~$790k Commercial Execution ~$670k Commercial Execution ~$950k Commercial Execution (1) Savings expected to be realized in the future.

- - - 16 Organic Development Overview  Trecora’s high quality team of chemists and engineers offer custom processing partners unique solutions  Trecora’s lab and pilot plant capability empowers the company to bridge the gap between ideation and commercialization  Trecora leverages two pilot plants to test new products functionality and determine commercial viability  Thorough trial process ensures the Company only develops products offering a differentiated value proposition  Trecora has a team of technically trained chemists suited to develop new TC wax products  The lab and R&D team enhance Trecora’s proprietary technology such as the company’s circular PE wax Product Development Capabilities Overview Fully equipped laboratory and pilot plant facility with a highly trained, technically proficient team of engineers and chemists Rapid Deployment of New Custom Processing Projects

- - - 17 New Project Selection Process  Continued review and refinement of the project  Measure and evaluate the EBITDA impact against assumptions to refine process  Continue to evaluate and ensure risk mitigations in place  Initial assessment: ̶ Categorization ̶ Value driver ̶ Ease of implementation  Resource requirement assessment: ̶ Capital ̶ Personnel ̶ Expense  Key risk assessment  Management reviews and updates standardized criteria from initial assessment  Commercial confirms customer commitment  Portfolio prioritization based on expected EBITDA contribution and project complexity  Project trials precede a full roll-out of new projects  Legal review of contracts and permits  Review of factors such as timing to commercialization and resource requirement Ideation Definition Trial Commercialization 11 11 4 12 Step 4Step 1 Step 2 Step 3 Execution Projects in Phase * * As of January 2022

- - - 18 15 20 25 30 35 40 45 50 Adj EBITDA Trecora Resources – 2022 Adjusted EBITDA* Guidance Future Growth 15 20 25 30 35 40 45 50 2021A TX Freeze SHR Wins Growth Program Wax Margins Costs and Inflation 2022E Main Drivers  Additional prime product volume growth  Prime product margin recovery  High-confidence growth projects ($ in millions) Potential Within 3 – 4 Years * Please see non-GAAP reconciliation on slide 23

- - - 19 Q4’21 Q3’21 Q2’21 Q1’21 Q4’20 Diluted EPS from continuing operations $0.21 $0.08 $0.09 ($0.18) ($0.01) Net Income (Loss) from continuing operations $5.2 $1.9 $2.3 ($4.4) ($0.1) Adjusted EBITDA from continuing operations (1) $5.2 $7.5 $9.0 ($0.1) $5.3 Gross Margin 8.4% 12.0% 16.0% 4.3% 10.3% Cap Ex $1.9 $3.6 $3.9 $4.8 $3.0 Total Debt $41.9 $42.9 $44.0 $45.0 $46.1 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its more directly comparable GAAP measure. (2) Includes the unfavorable impact of the Texas freeze event of approximately $3.5 million. 2021 Performance Summary 12M’21 12M’20 $0.20 $0.20 $5.0 $5.0 $21.6(2) $22.2 10.5% 13.7% $14.2 $13.4 $41.9 $46.1

- - - 20 Q4’21 Q3’21 Q2’21 Q1’21 Q4’20 All Products (million gals) 20.2 20.9 20.0 17.2 22.1 Prime Products (million gals) 16.3 17.2 16.9 14.7 17.6 By-products (million gals) 3.9 3.7 3.1 2.5 4.5 By-product spread ($/gal) $0.23 $0.38 $0.62 $0.30 $(0.04) Q4’21 Q3’21 Q2’21 Q1’21 Q4’20 Wax Revenue ($m) $7.0 $8.5 $6.9 $6.9 $7.1 Wax Sales Volume (million lbs) 8.4 9.8 8.8 8.8 9.0 Avg. Wax Sales Price ($/lb) $0.83 $0.87 $0.78 $0.78 $0.78 Custom Processing Revenue ($m) $2.1 $2.8 $2.7 $1.8 $2.0 2021 Business Segment Performance Summary Specialty Petrochemicals Sales Volume Specialty Waxes 12M’21 12M’20 78.2 75.1 65.0 61.7 13.2 13.5 $1.26 $1.22 12M’21 12M’20 $29.2 $25.3 35.8 36.4 $0.82 $0.70 $9.4 $11.0

- - - 21 Specialty Petrochemical Feedstock - Market Price of Natural Gasoline (Source: OPIS) $/Gal $/Gal $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40

- - - 22 Specialty Waxes – Wax Revenues and Sales Volumes - 2,000 4,000 6,000 8,000 10,000 12,000 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 Q320 Q420 Q121 Q221 Q321 Q421 Vo lu m e Th ou sa nd s R ev en ue Th ou sa nd s Wax Revenues($) Wax Volume (Lbs)

- - - 23 Reconciliation Of Selected GAAP Measures To Non-GAAP Measures THREE MONTHS ENDED THREE MONTHS ENDED 12/31/2021 12/31/2020 SPEC. PETRO SPEC. WAX CORP TREC SPEC. PETRO SPEC. WAX CORP TREC NET INCOME (LOSS) $ 8,600 $ (1,333) $ (2,038) $ 5,229 $ 4,758 $ (3,221) $ (1,653) $ (116) Income from discontinued operations, net of tax 0 0 0 0 0 0 30 30 Income (loss) from continuing operations * $ 8,600 $ (1,333) $ (2,038) $ 5,229 $ 4,758 $ (3,221) $ (1,683) $ (146) Interest expense 287 0 0 287 331 0 1 332 Income tax expense (benefit) (1,352) 0 (503) (1,855) (1,354) 1,595 (262) (21) Depreciation and amortization 190 21 1 212 185 23 2 210 Depreciation and amortization in cost of sales 2,560 1,539 0 4,099 2,521 1,406 0 3,927 EBITDA from continuing operations * 10,285 227 (2,540) 7,972 6,441 (197) (1,942) 4,302 Stock-based compensation 0 0 552 552 0 0 490 490 Gain on extinguishment of debt** (3,935) 0 0 (3,935) 0 0 0 0 Gain on disposal of assets 1 0 0 1 2 28 0 30 Professional services associated with M&A and strategic initiatives 0 0 657 657 0 0 523 523 Adjusted EBITDA from continuing operations * $ 6,351 $ 227 $ (1,331) $ 5,247 $ 6,443 $ (169) $ (929) $ 5,345 TWELVE MONTHS ENDED TWELVE MONTHS ENDED 12/31/2021 12/31/2020 SPEC. PETRO SPEC. WAX CORP TREC SPEC. PETRO SPEC. WAX CORP TREC NET INCOME (LOSS) $ 16,710 $ (800) $ (10,947) $ 4,963 $ 14,908 $ (3,606) $ 19,873 $ 31,175 Income from discontinued operations, net of tax 0 0 0 0 0 0 26,209 26,209 Income (Loss) from continuing operations * $ 16,710 $ (800) $ (10,947) $ 4,963 $ 14,908 $ (3,606) $ (6,336) $ 4,966 Interest expense 1,204 0 1 1,205 2,489 0 2 2,491 Income tax expense (benefit) 1,012 0 (3,376) (2,364) (1,603) 0 (2,360) (3,963) Depreciation and amortization 785 90 7 882 739 94 15 848 Depreciation and amortization in cost of sales 10,398 6,017 0 16,415 9,872 5,428 0 15,300 EBITDA from continuing operations * 30,109 5,307 (14,315) 21,101 26,405 1,916 (8,679) 19,642 Stock-based compensation 0 0 2,247 2,247 0 0 1,912 1,912 Gain on extinguishment of debt** (3,935) (2,188) 0 (6,123) 0 0 0 0 (Gain) Loss on disposal of assets (279) 0 0 (279) (6) 45 0 39 Professional services associated with M&A and strategic initiatives 0 0 4,655 4,655 0 0 558 558 Adjusted EBITDA from continuing operations * $ 25,895 $ 3,119 $ (7,413) $ 21,601 $ 26,399 $ 1,961 $ (6,209) $ 22,151 * Discontinued Operations only applicable within the Corporate segment ** Extinguishment of debt is directly related to the forgiveness of the PPP Loans.